福建省三明金叶复烤有限公司

废弃烟草专卖品定点销毁处理合同

甲方：福建省三明金叶复烤有限公司

乙方：三明华健生物工程有限公司

根据福建省烟草专卖局闽烟专（2005）30号文件“福建省烟草专卖局关于进一步规范烟草专卖品销毁工作的通知”以及（2006）6号文件“福建省烟草专卖局关于规范烟草专卖品销毁工作的补充通知”，经双方友好协商达成合同条款如下：

1、内容：甲方在生产经营过程中产生的无使用价值的烟末、烟梗、霉变烟叶等废弃烟草专卖品的定点销毁权。废弃烟草专卖品销毁前仍归甲方所有，销毁后所产生的物资归乙方所有。

2、价格：乙方以废弃烟草专卖品 380.00 元/吨的单价取得对甲方废弃烟草专卖品销毁的定点销毁权。

3、数量：甲方在生产经营过程中产生的无使用价值的烟末、烟梗、霉变烟叶等废弃烟草专卖品出厂前，甲、乙双方现场过磅确认的数量为准。

4、结算方式：转帐支付，乙方应收到货后 30 天内向甲方支付货款。

5、交货地点：甲方生产车间附近的废料区及指定地点。

6、合同期限：合同期限为拾年，自合同签订之日起计算。

7、双方的权利和义务

（1）本合同约定与国家烟草专卖局有关管理规定不一致的，甲方有权单方解除合同，并不承担违约责任。

甲方在合同期限内应将在生产经营过程中产生的无使用价值的烟末、烟梗、霉变烟叶等需销毁的废弃烟草专卖品全部交由乙方进行定点销毁，不得另行委托乙方之外的单位。

（2）乙方负责待销毁的废弃烟草专卖品从存放地到销毁地的运输、装卸及相关费用，并按法律法规规定协助甲方共同做好烟草专卖管理工作。

乙方要自觉接受专卖管理监督检查，不得擅自收购烟草专卖品，建立严格

的内控制度，设立台帐备查。

乙方接到甲方运货通知 3 日内到场调运，否则由甲方组织车辆，运费由乙方承担。

乙方在合同期内停止生产经营活动，或者在生产经营过程违法转让和倒卖烟草专卖品的，应承担相应的法律责任，同时取消定点销毁单位资格，其剩余的未销毁废弃烟草专卖品由甲方无偿收回并重新确定定点销毁单位。

（3）乙方应把甲方在生产经营过程中产生的无使用价值的烟末、烟梗、霉变烟叶等废弃烟草专卖品及时清运出厂，不得积压、随地堆放，同时应搞好周围的环境卫生。

（4）在甲方的厂区内，乙方必须遵守甲方的厂规厂纪，否则按甲方的相关规定予以处罚。

（5）乙方运输甲方在生产经营过程中产生的无使用价值的烟末、烟梗、霉变烟叶等废弃烟草专卖品出厂前必须按甲方的规定办理出厂登记手续，并接受检查。

（6）乙方在装卸、运输等过程中应对自己所雇佣人员的人身及其他安全负有全部责任，同时必须保证甲方职工及财产安全，否则产生的一切后果由乙方负责。

8、解决纠纷的方式：双方友好协商，若协商不成的，应向甲方所在地人民法院提起诉讼。

9、本合同壹式肆份，双方各执贰份，经双方签字盖章后生效，未尽事宜双方另议。

甲方：福建省三明金叶复烤有限公司	乙方：三明华隆生物工程有限公司
法人代表：	法人代表：
地址：三明市三元区沿滨南路 166 号	地址：三元区工业开发园吉口小区
开户行：三明农业银行三元支行	开户行：三明农业银行三元支行
帐号：8301 0104 0003 750	帐号：8301 0104 0006 233
税号：3504 0370 5177 359	税号：3504 0375 9394 367

日期：2006年 6月 5日